EXHIBIT 99.2

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                  Asset-Backed Certificates, Series 2005-10

            PLEASE DO NOT ALTER THIS PAGE.  IT IS CUT DIRECTLY INTO A MODEL.
3

-------------------------------------------------------------------------------------------------------------------
LTV:                                    Fixed $            2/28 $             3/27 $            5/25 $        Other
-------------------------------------------------------------------------------------------------------------------
Below 70                              $19,641,688.80    $35,793,668.42      $6,849,503.57
70.01 to 75                             7,391,946.55     23,196,262.62       8,099,393.76
75.01 to 80                            18,360,226.13    172,710,038.57      44,332,929.49
80.01 to 85                            14,416,810.67     63,922,766.10      13,574,487.22
85.01 to 90                            16,900,363.88    141,223,103.26      29,018,018.82
90.01 to 95                             3,508,409.22     43,172,804.93      10,672,463.88
95.01 to 100
100.01 plus
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
FICO
-------------------------------------------------------------------------------------------------------------------
below 549
550 to 574
575 to 599
600 to 624                             $2,782,666.74    $36,704,487.62      $5,963,307.71
625 to 649                             14,572,636.44    161,074,447.81      37,415,786.82
650 to 674                             17,768,158.27    137,990,922.56      30,932,670.28
675 to 699                             12,523,749.71     77,946,524.22      19,501,282.98
700 plus                               32,572,234.09     66,302,261.69      18,733,748.95
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Property Type:
-------------------------------------------------------------------------------------------------------------------
Single-Family Detached                 70,231,676.17    370,920,834.55      83,435,782.40
PUD                                     3,022,194.73     43,285,675.21      12,141,010.51
Condo                                   3,676,786.17     35,574,362.45       6,387,873.03
3+ Family Det.
Manufactured House
Other                                  $3,288,788.18    $30,237,771.69     $10,582,130.80
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Purpose:
-------------------------------------------------------------------------------------------------------------------
Purchase                                2,992,530.16    148,991,479.80      36,437,397.02
Refinance rate/term                     5,970,104.44     23,333,044.44       5,443,390.99
Cash Out Refi (COF) Below 70 LTV       17,895,323.64    $33,902,318.96       6,849,503.57
COF with LTV 70.01 to 75                6,506,149.55    $22,103,262.63       8,099,393.76
COF with LTV 75.01 to 80               15,839,659.07    $46,538,297.54      13,187,392.01
COF with LTV 80.01 to 85               12,633,289.79    $57,420,068.78      11,963,127.24
COF with LTV 85.01 to 90               15,680,803.48   $121,573,981.59      23,761,953.78
COF with LTV 90.01 to 95                2,701,585.12    $26,156,190.16       6,804,638.37
COF with LTV 95.01 to 100
COF with LTV 100.01 plus
Other
-------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------------------------------------
Occupancy Status:
-------------------------------------------------------------------------------------------------------------------
Owner Occupied                         79,886,428.25    470,341,517.63     111,081,427.92
2nd Home                                  333,017.00      7,748,450.64         809,088.82
Investment                                     $0.00     $1,928,675.63        $656,280.00
Other
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Loan Balance
-------------------------------------------------------------------------------------------------------------------
Below 50,000
50,000.01 to 100,000                   $2,553,965.90     $6,850,577.09      $2,504,318.07
100,000.01 to 150,000                   7,906,050.50     35,484,945.58      10,523,370.91
150,000.01 to 200,000                  13,902,772.07     54,368,124.74      12,377,535.68
200,000.01 to 400,000                  42,598,638.46    246,485,018.41      60,785,176.30
400,000.01 to 500,000                   8,588,778.05     73,432,401.98      15,475,014.96
500,000.01 to 600,000                   3,374,240.27     43,767,613.09       7,664,779.82
600,000.01 to 1,000,000                 1,295,000.00     19,629,963.01       3,216,601.00
1,000,000.01 and above
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Loan Term
-------------------------------------------------------------------------------------------------------------------
>30 Years
30 Years                               79,964,445.25    480,018,643.90     112,546,796.74
20 Years
15 Years                                 $255,000.00
Other
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Documentation Type
-------------------------------------------------------------------------------------------------------------------
Full Documentation                    $66,361,928.19   $279,035,910.52     $68,703,057.01
Limited Documentation                   7,361,913.32     40,077,869.04       9,281,992.24
Stated Docs with LTV below 70             946,010.12     $8,324,920.67       1,782,325.19
Stated Docs with LTV 70.01 to 75          468,750.00     $5,508,908.88       2,224,660.08
Stated Docs with LTV 75.01 to 80        2,884,344.62    $91,613,192.51      19,650,876.07
Stated Docs with LTV 80.01 to 85        1,472,500.00    $14,602,473.35       1,232,621.81
Stated Docs with LTV 85.01 to 90          457,999.00    $17,832,195.90       3,587,576.78
Stated Docs with LTV 90.01 to 95          266,000.00    $23,023,173.03       6,083,687.56
Stated Docs with LTV 95.01 to 100
Stated Docs with LTV above 100.01
Other
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Lien Status
-------------------------------------------------------------------------------------------------------------------
1st Lien                              $80,219,445.25   $480,018,643.90    $112,546,796.74
Second Liens with LTV below 85
Second Liens with LTV 85.01 to 90
Second Liens with LTV 90.01 to 95
Second Liens with LTV 95.01 to 100
Second Liens with LTV above 100.01
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Interest Only
-------------------------------------------------------------------------------------------------------------------
Dollar of Mortgage Type                80,219,445.25   $480,018,643.90     112,546,796.74
Ave. FICO                                    687.881           663.426            667.182
Ave. LTV                                      76.902            82.601             82.428
% Stated Docs                                  0.965             23.92%             5.137
% Full Docs                                    9.864             41.48%            10.212
-------------------------------------------------------------------------------------------------------------------




--------------------------------------------------
MH Stratification:
--------------------------------------------------
Total Balance                                    0
% Pool Balance                               0.00%
Ave. FICO                                        0
Ave. LTV                                         0
% Full Docs                                     0%
--------------------------------------------------

--------------------------------------------------
Silent Seconds Stratification:
--------------------------------------------------
Total Balance                      $163,296,567.79
% Pool Balance                              24.27%
Ave. FICO                                  673.057
Ave. LTV                                     80.05
% Full Docs                                 34.46%
--------------------------------------------------

--------------------------------------------------
Second Lien Stratification:
--------------------------------------------------
Total Balance                                    0
% Pool Balance                                0.00
Ave. FICO                                        0
Ave. LTV                                         0
% Full Docs                                  0.00%
--------------------------------------------------

--------------------------------------------------
LTV Above 90 Stratification:
--------------------------------------------------
Total Balance                       $57,353,678.03
% Pool Balance                               8.52%
Ave. FICO                                  670.362
Ave. LTV                                    94.774
% Full Docs                                 41.70%
--------------------------------------------------